UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - June 13, 2001
                                  -------------


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                                            22-3297339
------------------------------                          -----------------------
  (State or other jurisdiction                          (I.R.S. Employer
incorporation of organization)                           Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                07052-2989
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (973) 669-7366

Item 5.  Other Events

     On June 13, 2001, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its completion of a stock repurchase program and commencement of a new program.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.



Item 7.  Financial Statements and Exhibits

               (c)  Exhibits

               Regulation
               S-K Exhibit
                  Number            Document
               -----------    ---------------------

                    99.1      Press Release dated
                              June 13, 2001

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           PENNFED FINANCIAL SERVICES, INC.



Date: June 13, 2001                         By: /s/ Joseph L. LaMonica
                                                -------------------------
                                                Joseph L. LaMonica
                                                President and Chief
                                                Executive Officer